UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of Earliest Event Reported)
May 4, 2011

FRESH DEL MONTE PRODUCE INC.
(Exact Name of Registrant as Specified in Charter)

The Cayman Islands	1-14706	N/A
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

c/o Walkers Corporate Services Limited
Walker House, 87 Mary Street
George Town, Grand Cayman, KY1-9002
Cayman Islands
(Address of Registrant's Principal Executive Office)

(305) 520-8400
(Registrant’s telephone number including area code)

Please send copies of notices and communications from the Securities and Exchange Commission to:

c/o Del Monte Fresh Produce Company
241 Sevilla Avenue
Coral Gables, Florida  33134
(Address of Registrant's U.S. Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders

On May 4, 2011, the Annual General Meeting of Shareholders of Fresh Del Monte Produce Inc. (the “Company”) was held.  A total of 56,548,173 Ordinary Shares, or 96% of the Ordinary Shares issued and outstanding as of the March 10, 2011 record date, was represented in person or by proxy.  The proposals presented at the Annual General Meeting of Shareholders are described in detail in the Company’s Proxy Statement for the 2011 Annual General Meeting of Shareholders filed with the Securities and Exchange Commission on March 24, 2011.   All of the nominees for director described in that proxy statement were elected to serve until the Company’s 2014 Annual General Meeting of Shareholders, and each of the other items considered at the 2011 Annual General Meeting was approved by the shareholders, pursuant to the voting results set forth below.

Proposal 1

To elect three directors to serve until the Company’s 2014 Annual General Meeting of Shareholders.

Directors	For	Against	Abstained	Broker Non-Votes
Michael J. Berthelot	53,943,067	854,814	5,549	1,744,743
Madeleine L. Champion	54,208,983	588,595	5,852	1,744,743
Dr. Elias K. Hebeka	54,391,178	406,279	5,973	1,744,743

Proposal 2

To approve and adopt the Company’s financial statements for the 2010 fiscal year ended December 31, 2010.

For	51,574,710
Against	63,362
Abstained	4,910,101

Proposal 3

To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm to the Company for the fiscal year ending December 30, 2011.

For	56,364,721
Against	176,269
Abstained	7,183

Proposal 4

To approve the Company’s dividend payment for the fiscal year ended December 31, 2010.

For	56,514,252
Against	14,236
Abstained	19,685

Proposal 5

To approve the Company’s 2011 Omnibus Share Incentive Plan.

For	42,268,928
Against	12,496,437
Abstained	38,065
Broker Non-Votes	1,744,743

Proposal 6

To approve, on an advisory, non-binding basis, the Company’s executive compensation.

For	49,257,282
Against	5,517,712
Abstained	28,436
Broker Non-Votes	1,744,743

Proposal 7

To recommend, on an advisory, non-binding basis, the frequency of shareholder approval of the Company’s executive compensation.

One Year Frequency	29,364,744
Two Years Frequency	43,316
Three Years Frequency	25,378,846
Abstained	16,524
Broker Non-Votes	1,744,743

Based on the voting results with respect to this proposal and its consideration of these results, the Company’s board of directors has adopted a policy to hold an annual advisory vote on executive compensation until the next required vote on the frequency of shareholder votes on executive compensation.  The Company is required to hold votes on frequency at least every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fresh Del Monte Produce Inc.

Date:	May 6, 2011	By:	/s/ Richard Contreras
Richard Contreras
Senior Vice President & Chief Financial Officer